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                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]      Preliminary Information Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14c-5(d) (2))
[X]      Definitive Information Statement

                             PENN-AKRON CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

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         (5)      Total fee paid:

                  --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  --------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         (3)      Filing Party:

                  --------------------------------------------------------------

         (4)      Date Filed:

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                             PENN-AKRON CORPORATION
                             3455 Peachtree Road, NE
                                    5th Floor
                             Atlanta, Georgia 30326


                              INFORMATION STATEMENT

         WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO
                                 SEND US A PROXY

               NOTICE OF SHAREHOLDER CONSENT TO CHANGE THE NAME OF
                            PENN-AKRON CORPORATION TO
                                  HEROES, INC.

         This information statement ("Information Statement") is furnished to holders of record of the common stock of Penn-Akron Corporation, a Nevada corporation (the "Company"), in order to comply with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14C under the Exchange Act. The purpose of this Information Statement is to inform all stockholders of the approval of the amendment of the Company's Articles of Incorporation providing for a change in the corporate name from "Penn-Akron Corporation" to "Heroes, Inc." This Information Statement is being mailed or delivered to the stockholders of the Company on or about November 13, 2000.

         We are not seeking consent, authorization or proxies from you since the Company has obtained the written consent of the holders of a majority of the outstanding shares of common stock of the Company pursuant to Section 78.320 of the General Corporation Law of the State of Nevada. The record date for determining stockholders entitled to receive this Information Statement has been established as October 30, 2000 (the "Record Date"). On the Record Date, the number of shares of the Company's common stock outstanding was 34,787,742 shares; the number of shares that voted to approve the aforementioned actions was 17,436,448 representing 50.1% of the outstanding shares of the Company. The Company proposes to file the amendment to the Company's Articles of Incorporation (the "Amended Articles") with the Nevada Secretary of State twenty
(20) days after the mailing date of this Information Statement, which the Company anticipates will be on or about December 4, 2000.

                            CHANGE OF CORPORATE NAME

         The Company's Board of Directors (the "Board") has approved a proposal to amend the Company's Articles of Incorporation such that the corporate name of the Company will change from "Penn-Akron Corporation" to "Heroes, Inc." The purpose for the change of corporate name is to reflect the Company's acquisition of substantially all of the assets of Children's Heroes.com, Inc., a Nevada corporation, and the Company's intent to move forward with its business plan of deploying a nation-wide grass roots and on-line marketing system to revolutionize K-12 fund raising and E-learning, based on a subscription and transaction based business model of enrolling local and Internet merchants as well as school/youth sports parents


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in a proprietary card registration program. The corporate name change will become effective upon the filing of the Amended Articles with the Nevada Secretary of State.

         The following table sets forth certain information as to those persons or groups believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock as of October 30, 2000 based upon certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Sections 13(d) or 13(g) of the Exchange Act by such persons or groups. Other than those listed below, the Company is not aware of any person or group that owns more than 5% of the Company Common Stock.

                                                      Amount and Nature of          Percent of
   Title of Class       Name of Beneficial Owner      Beneficial Ownership           Class (1)
   --------------       ------------------------      --------------------           ---------

    Common Stock       Kenneth M. Herman                     3,399,223                  9.8%

    Common Stock       John Julian                           3,798,446                  10.9%

    Common Stock       Tampa Bay Financial, Inc.             6,638,870                  19.1%

(1)      Based on 34,787,742 shares of Common Stock outstanding on the Record
         Date.


                             ADDITIONAL INFORMATION

         This Information Statement is provided for information purposes only. We are not soliciting proxies in connection with the items described herein. You are not required to respond to this Information Statement. Please read the Information Statement carefully.

         We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference rooms. Our public filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the SEC at HTTP://WWW.SEC.GOV. You may also obtain copies of the filings the Company has made with the SEC directly from the Company by requesting them in writing or by telephone at the following:

                             Penn-Akron Corporation
                             3455 Peachtree Road, NE
                                    5th Floor
                             Atlanta, Georgia 30326
                                  404-364-9339

                Attention: Tammy L. Lambert, Corporate Secretary



                                    By Order of the Board of Directors,

                                    /s/ Tammy L. Lambert
                                    -----------------------------------
                                    Tammy L. Lambert
                                    Corporate Secretary